UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of U.S. Dollar Notes Offering

General Information

On May 13, 2020, Fiserv, Inc. (the “Company”) completed the public offering and issuance of $1,000,000,000 aggregate principal amount of its 2.250% Senior Notes due 2027 (the “2027 Notes”) and $1,000,000,000 aggregate principal amount of its 2.650% Senior Notes due 2030 (the “2030 Notes” and, together with the 2027 Notes, the “Notes”). The Notes were sold pursuant to an Underwriting Agreement (the “Underwriting Agreement), dated as of May 11, 2020, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein.

The Notes were issued under an Indenture (the “Indenture”), dated as of November 20, 2007, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by (i) a Twenty-Fifth Supplemental Indenture, establishing the terms and providing for the issuance of the 2027 Notes (the “2027 Notes Supplemental Indenture”) and (ii) a Twenty-Sixth Supplemental Indenture, establishing the terms and providing for the issuance of the 2030 Notes (the “2030 Notes Supplemental Indenture”), each dated as of May 13, 2020 and each by and between the Company and the Trustee.

Interest Rate and Maturity

The 2027 Notes Supplemental Indenture and the form of the 2027 Note that is included therein provide, among other things, that the 2027 Notes bear interest at a rate of 2.250% per year (payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2020) and will mature on June 1, 2027.

The 2030 Notes Supplemental Indenture and the form of the 2030 Note that is included therein provide, among other things, that the 2030 Notes bear interest at a rate of 2.650% per year (payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2020) and will mature on June 1, 2030.

Optional Redemption

At any time prior to April 1, 2027, with respect to the 2027 Notes, or March 1, 2030, with respect to the 2030 Notes (each, a “par call date”), the Company may redeem the Notes at a redemption price equal to the greater of (a) 100% of the aggregate principal amount of any Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, not including unpaid interest accrued to the redemption date, that would have been due if such series of Notes matured on the related par call date discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a treasury rate plus 30 basis points, with respect to any 2027 Notes being redeemed and 30 basis points, with respect to any 2030 Notes being redeemed, plus, in each case accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date. At any time on or after the applicable par call date, the Company may redeem the Notes at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date.

Repurchase Upon a Change of Control Triggering Event

The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

Events of Default

The Indenture, the 2027 Notes Supplemental Indenture and the 2030 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

Documentation

The descriptions of the Underwriting Agreement, 2027 Notes Supplemental Indenture and the 2030 Notes Supplemental Indenture set forth above are qualified by reference to the Underwriting Agreement, the 2027 Notes Supplemental Indenture and the 2030 Notes Supplemental Indenture filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-227436) that the Company filed with the Securities and Exchange Commission on September 20, 2018. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 11, 2020, among the Company and the underwriters named therein.

4.1	Twenty-Fifth Supplemental Indenture, dated as of May 13, 2020, between Fiserv, Inc. and U.S. Bank National Association (including Form of 2.250% Senior Notes due 2027).

4.2	Twenty-Sixth Supplemental Indenture, dated as of May 13, 2020, between Fiserv, Inc. and U.S. Bank National Association (including Form of 2.650% Senior Notes due 2030).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Lynn S. McCreary, Chief Legal Officer and Secretary of Fiserv, Inc.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Lynn S. McCreary, Chief Legal Officer and Secretary of Fiserv, Inc. (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document):

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 13, 2020	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer